EQUIFIRST (GRAPHIC OMITTED)

GMAC RFC (GRAPHIC OMITTED)

New Issue Computational Materials

Part I of II

$718,243,000 (Approximate)

RAMP Series 2005-EFC4 Trust

Issuer

EquiFirst Corporation

Originator

Residential Asset Mortgage Products, Inc.

Depositor

Residential Funding Corporation

Master Servicer

Mortgage Asset-Backed Pass-Through Certificates,

Series 2005- EFC4

September 16, 2005

GMAC RFC SECURITIES (GRAPHIC OMITTED)

Any transactions in the certificates will be effected through Residential Funding Securities Corporation.

Expected Timing:	Pricing Date:	On or about September [20], 2005
	Settlement Date:	On or about September 29, 2005
	First Payment Date:	October 25, 2005

Structure:	Fixed and ARMs:	$[743,913,954] senior/subordinate structure
	Rating Agencies:	[Moody's and S&P]

Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information

Any transactions in the certificates will be effected through Residential Funding Securities Corporation.

The information herein has been provided solely by Residential Funding Securities Corporation ("RFSC") based on information with respect to the mortgage loans provided by Residential Funding Corporation ("RFC") and its affiliates. RFSC is a wholly owned subsidiary of RFC.

Neither the issuer of the securities nor any of its affiliates prepared, provided, approved or verified any statistical or numerical information presented herein, although that information may be based in part on loan level data provided by the issuer or its affiliates.

Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission because they contain important information. Such documents may be obtained without charge at the Securities and Exchange Commission's website. Once available, the base prospectus and prospectus supplement may be obtained without charge by contacting the Residential Funding Securities Corporation trading desk at (301) 664-6900.

This communication does not contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this communication is preliminary and is subject to completion or change.

The information in this communication supersedes information contained in any prior similar communication relating to these securities.

This communication is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

All assumptions and information in this report reflect RFSC's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, RFSC does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis.

The decision to adopt any strategy remains your responsibility. RFSC (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, RFSC may make a market in the securities referred to herein.

Finally, RFSC has not addressed the legal, accounting and tax implications of the analysis with respect to you, and RFSC strongly urges you to seek advice from your counsel, accountant and tax advisor.

RAMP Series 2005- EFC4

$718,243,000 (Approximate)

Characteristics of the Certificates
Certificates
Class	Approximate Size(1)	Interest Type	Principal Type	Expected WAL (yrs)(2) Call/Mat	Expected Principal Window (months)(2) Call/Mat	Final Scheduled Distribution Date	Expected rating (S&P / Moody's)
A-1 (3)	$277,311,000	Floating	SEQ	1.00 / 1.00	1 - 21 / 1 - 21	Oct-2025	AAA/Aaa
A-2 (3) (4)	276,039,000	Floating	SEQ	2.99 / 3.08	21 - 73 / 21 - 102	Mar-2035	AAA/Aaa
A-3 (3) (4)	15,000,000	Floating	SEQ	6.07 / 10.67	73 - 73 / 102 - 167	Sep-2035	AAA/Aaa
M-1 (3) (4) (5)	29,384,000	Floating	MEZ	4.73 / 5.18	47 - 73 / 47 - 143	Sep-2035	AA+/Aa1
M-2 (3) (4) (5)	26,780,000	Floating	MEZ	4.53 / 4.98	44 - 73 / 44 - 137	Sep-2035	AA+/Aa2
M-3 (3) (4) (5)	16,738,000	Floating	MEZ	4.44 / 4.87	42 - 73 / 42 - 131	Sep-2035	AA/Aa3
M-4 (3) (4) (5)	13,390,000	Floating	MEZ	4.39 / 4.80	41 - 73 / 41 - 126	Sep-2035	AA-/A1
M-5 (3) (4) (5)	13,018,000	Floating	MEZ	4.35 / 4.75	40 - 73 / 40 - 121	Sep-2035	A+/A2
M-6 (3) (4) (5)	11,530,000	Floating	MEZ	4.33 / 4.70	40 - 73 / 40 - 116	Sep-2035	A/A3
M-7 (3) (4) (5)	12,274,000	Floating	MEZ	4.30 / 4.64	39 - 73 / 39 - 111	Sep-2035	A-/Baa1
M-8 (3) (4) (5)	8,926,000	Floating	MEZ	4.29 / 4.60	38 - 73 / 38 - 105	Sep-2035	BBB+/Baa2
M-9 (3) (4) (5)	9,298,000	Floating	MEZ	4.26 / 4.53	38 - 73 / 38 - 99	Sep-2035	BBB/Baa3
M-10 (3) (4) (5)	8,555,000	Floating	MEZ	4.26 / 4.45	38 - 73 / 38 - 92	Sep-2035	BBB-/Ba1
Total	$718,243,000

Notes:

  Class sizes subject to a 10% variance.
  Pricing Speed Assumption:

  Fixed: 23% HEP (2.3% CPR in month 1, building to 23% CPR by month 10, and remaining constant at 23% CPR thereafter).
  ARMs: 100% PPC (assumes that prepayments start at 2% CPR in month one, increase by approximately 2.545% each month to 30% CPR in month twelve, and remain at 30%

  CPR until month 22, from month 23 to month 27, 50% CPR, and from month 28 and thereafter, 35% CPR).

  The pass-through rate on the Class A and Class M Certificates will be equal to the least of (i) one-month LIBOR plus the related margin, (ii) the Net WAC Cap Rate and (iii) 14.00% per annum.
  If the 10% optional call is not exercised, the margin on the Class A-2 and Class A-3 Certificates will double and the margin on the Class M Certificates will increase by a 1.5x multiple, beginning on the second Distribution Date after the first possible optional call date.

  The Class M Certificates are not expected to receive principal payments prior to the Stepdown Date.

Issuer: RAMP Series 2005-EFC4 Trust.

Certificates: The Class A-1, Class A-2 and Class A-3 Certificates (collectively, the "Class A Certificates") are backed by first and second lien, fixed-rate and adjustable-rate mortgage loans with original principal balances that may or may not conform to Freddie Mac limitations (the "Mortgage Loans") .

The Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9 and Class M-10 Certificates (the "Class M Certificates" and , together with the Class A Certificates, the "Offered Certificates"). The Offered Certificated will be offered pursuant to the Prospectus Supplement described below.

Joint Lead Underwriters: Residential Funding Securities Corporation and J.P. Morgan Securities Inc.

Yield Maintenance

Agreement Provider: [tba]

Depositor: Residential Asset Mortgage Products, Inc. ("RAMP"), an affiliate of Residential Funding Corporation

Trustee: U.S. Bank National Association

Master Servicer: Residential Funding Corporation (the "Seller", "Master Servicer" or "Residential Funding"), an indirect wholly-owned subsidiary of Residential Capital Corporation.

Servicer: Primary servicing for all of the Mortgage Loans will be provided by HomeComings Financial Network, Inc. ("HomeComings"). HomeComings is a wholly-owned subsidiary of Residential Funding Corporation.

Cut-off Date: September 1, 2005 after deducting payments due during the month of September 2005.

Settlement Date: On or about September 29, 2005.

Distribution Dates: 25th of each month (or the next business day if such day is not a business day) commencing on October 25, 2005.

Form of Certificates: Book-entry form through DTC, Clearstream and Euroclear.

Minimum Denominations: For the Class A, Class M-1, Class M-2 and Class M-3 Certificates: $25,000 and integral multiples of $1 in excess thereof; for the Class M-4 through Class M-10 Certificates: $250,000 and integral multiples of $1 in excess thereof.

ERISA Considerations: The Offered Certificates may be eligible for purchase by employee benefit plans or other plans or arrangements that are subject to ERISA or section 4975 of the Internal Revenue Code. However, investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of such a plan's acquisition and ownership of such Offered Certificates.

Legal Investments: None of the Offered Certificates will be "mortgage related securities" for the purposes of the Secondary Mortgage Market Enhancement Act of 1984 ("SMMEA").

Tax Status: One or more REMIC elections.

Mortgage Loans:

    The Mortgage Loans will consist of first and second lien, fixed-rate and adjustable-rate mortgage loans with original principal balances that may or may not conform to Freddie Mac limitations. The statistical pool of Mortgage Loans described herein has an approximate aggregate principal balance of $[743,913,954] as of the Cut-off Date.

    As of the Cut-off Date, approximately [26.4]% of the Mortgage Loans provide for an initial interest only period of up to five years.

Silent Seconds: The mortgaged properties relating to approximately [33.4]% of the first-lien Mortgage Loans are subject to a second-lien mortgage loan, based solely on the information made available to the Depositor. The weighted average combined original loan-to-value ratio of the mortgage loans, including the Silent Seconds is [90.5]%.

RASC KS and RAMP RS

Program Eligible:

As of the Cut-off Date approximately 82.9% of the Mortgage Loans are eligible under the RASC KS program. RFC has established the AlterNet program primarily for the purchase of mortgage loans that are made to borrowers that may have imperfect credit histories, higher debt to income ratios or mortgage loans that present certain other risks to investors. The mortgage collateral sellers that participate in this program have been selected by RFC on the basis of criteria set forth in RFC's Client Guide, referred to as the Guide. For those mortgage loans that RFC purchased from sellers in this program, each mortgage loan determined by RFC to be acceptable for purchase would have been originated in accordance with or would have been determined to be generally consistent with the provisions of the Guide.

As of the Cut-off Date approximately 17.1% of the Mortgage Loans are eligible under the RAMP RS program. RFC has established the "Negotiated Conduit Asset Program" or NCA program. Through the NCA program, RFC seeks to acquire recently originated mortgage loan products with characteristics that do not meet traditional "A" quality credit requirements, which are then securitized under the RAMP shelf. An example of an NCA program loan includes, but is not limited to, a mortgage loan with a higher loan-to-value ratio than the credit grade within RFC's "AlterNet" program guidelines allow.

The Originator:

EquiFirst Corporation (the "Originator") is a wholly-owned subsidiary of EFC Holdings Corporation ("EFC") and is engaged in the business of originating (or acquiring) and selling nonconforming mortgage loans collateralized by one-to-four family residential properties. The Originator was founded in 1989 and is headquartered in Charlotte, NC. EFC is a wholly owned subsidiary of Regions Financial Corporation, a publicly traded commercial bank holding company.

Prepayment Assumptions:

    Fixed - 23% HEP (2.3% CPR in month 1, building to 23% CPR by month 10, and remaining constant at 23% CPR thereafter).

    ARMs - 100% PPC (assumes that prepayments start at 2% CPR in month one, increase by approximately 2.545% each month to 30% CPR in month twelve, and remain at 30% CPR until month 22, from month 23 to month 27, 50% CPR, and from month 28 and thereafter, 35% CPR).

Optional Call: If the aggregate principal balance of the Mortgage Loans falls below 10% of the aggregate original principal balance of the Mortgage Loans (the "Optional Call Date"), The Master Servicer or its designee may terminate the trust. The exercise of the optional call may be subject to limitations as described in the prospectus supplement.

Basis Risk

Shortfall: With respect to any class of the Class A and Class M Certificates and any Distribution Date on which the Net WAC Cap Rate is used to determine the pass-through rate of that class of Class A and Class M Certificates, an amount equal to the excess of (i) accrued certificate interest for that class calculated at a rate (not to exceed 14.00% per annum) equal to One-Month LIBOR plus the related margin, over (ii) accrued certificate interest for that class calculated using the Net WAC Cap Rate.

Basis Risk

Shortfall

Carry-Forward Amounts: With respect to each class of the Class A and Class M Certificates and any Distribution Date, an amount equal to the aggregate amount of Basis Risk Shortfall for that class on that Distribution Date, plus any unpaid Basis Risk Shortfall from prior Distribution Dates, plus interest thereon to the extent previously unreimbursed by any available Excess Cash Flow and any amounts available under the Yield Maintenance Agreement, at a rate equal to the related pass-through rate for that class.

Relief Act Shortfalls: With respect to any Distribution Date, the shortfall, if any, in collections of interest resulting from the Servicemembers Civil Relief Act or any similar legislation or regulation. Relief Act Shortfalls will be covered by any available Excess Cash Flow and any amounts available under the Yield Maintenance Agreement, in the current period only. Any Relief Act Shortfalls allocated to the Certificates for the current period not covered by Excess Cash Flow or any amounts available under the Yield Maintenance Agreement in the current period will remain unpaid.

Credit Enhancement: A. Subordination.

Credit enhancement for the Class A Certificates will include the subordination of the Class M Certificates. Credit enhancement for the Class M Certificates will include the subordination of each class of Class M Certificates with a lower payment priority.

Subordination (including the OC Deposit):

Class	Expected rating (S&P / Moody's)	Initial Credit Support	After Step-Down Support

Class A	AAA/Aaa	23.60%	47.20%
Class M-1	AA+Aa1	19.65%	39.30%
Class M-2	AA+/Aa2	16.05%	32.10%
Class M-3	AA/Aa3	13.80%	27.60%
Class M-4	AA-/A1	12.00%	24.00%
Class M-5	A+/A2	10.25%	20.50%
Class M-6	A/A3	8.70%	17.40%
Class M-7	A-/Baa1	7.05%	14.10%
Class M-8	BBB+/Baa2	5.85%	11.70%
Class M-9	BBB/Baa3	4.60%	9.20%
Class M-10	BBB-/Ba1	3.45%	6.90%

For any class of Certificates, the Initial Credit Support is the aggregate certificate principal balance of all Certificates subordinate to such class as a percentage of the aggregate stated principal balance of the Mortgage Loans as of the Cut-off Date. The initial Credit Support includes the initial Overcollateralization Amount.

B. Overcollateralization ("OC")

Initial (% Orig.)	3.45%
OC Target (% Orig.)	3.45%
OC Floor (% Orig.)	0.50%
OC Stepdown Target (% Current)	6.90%
OC Holiday	None

      Excess Spread

      Initially equal to approximately [302] bps per annum.

      Yield Maintenance Agreement

Any amounts payable under the Yield Maintenance Agreement on each Distribution Date will be distributed pursuant to clauses (2) through (8) of "Excess Cash Flow Distributions, " and in that order, to the extent that Excess Cash Flow is insufficient therefor on such Distribution Date and any remaining amounts will be distributed to the holders of the Class SB Certificates as more fully described in the pooling and servicing agreement.

Excess Cash Flow

Distributions: On any Distribution Date, the Excess Cash Flow will be allocated among the Certificates as set forth in the Prospectus Supplement in the following order of priority:

      as part of the Principal Distribution Amount, to pay to the holders of the Class A and Class M Certificates in reduction of their certificate principal balances, the principal portion of realized losses previously allocated to reduce the certificate principal balance of any Class A and Class M Certificates and remaining unreimbursed, but only to the extent of subsequent recoveries for that Distribution Date;

      as part of the Principal Distribution Amount, to pay to the holders of the Class A and Class M Certificates in reduction of their certificate principal balances, the principal portion of realized losses incurred on the Mortgage Loans for the preceding calendar month;

      to pay the holders of the Class A and Class M Certificates as part of the Principal Distribution Amount, any Overcollateralization Increase Amount;

      to pay the holders of Class A and Class M Certificates, the amount of any Prepayment Interest Shortfalls allocated thereto for that Distribution Date, on a pro rata basis based on Prepayment Interest Shortfalls previously allocated thereto, that remain un-reimbursed, to the extent not covered by the Eligible Master Servicing Compensation on that Distribution Date;

      to pay to the holders of the Class A and Class M Certificates, any Prepayment Interest Shortfalls remaining unpaid from prior Distribution Dates together with interest thereon, on a pro rata basis based on unpaid Prepayment Interest Shortfalls previously allocated thereto;

      to pay to the holders of the Class A Certificates, on a pro rata basis, based on the amount of Basis Risk Carry-Forward Amounts previously allocated thereto that remain unreimbursed, and then the Class M Certificates, in the order of payment priority, the amount of any Basis Risk Shortfall Carry-Forward Amounts remaining unpaid as of that Distribution Date;

      to pay to the holders of the Class A and Class M Certificates, the amount of any Relief Act Shortfalls allocated thereto on that Distribution Date, on a pro rata basis based on Relief Act Shortfalls allocated thereto for that Distribution Date;

      to pay to the holders of the Class A Certificates, on a pro rata basis, based on the amount of Realized Losses previously allocated thereto that remain unreimbursed and then to the Class M Certificates, in the order of payment priority, the principal portion of any realized losses previously allocated thereto that remain unreimbursed; and

      to pay to the holders of the Class SB Certificates any balance remaining, in accordance with the terms of the pooling and servicing agreement.

Interest Accrual Period: From and including the preceding Distribution Date (for the first accrual period, the closing date) up to but excluding the current Distribution Date on an actual/360 basis.

Pass-Through Rates: Class A Pass-Through Rates:

On each Distribution Date, the Class A Pass-Through Rate on each class of the Class A Certificates will be a per annum rate equal to the least of (x) for any Distribution Date which occurs prior to the second Distribution Date after the first possible Optional Call Date, One-Month LIBOR plus the related margin for such class, and beginning on the second Distribution Date after the first possible Optional Call Date, and with respect to the Class A-2 and Class A-3 Certificates, One-Month LIBOR plus 2 times the related margin for such class, (y) the Net WAC Cap Rate and (z) 14.00% per annum.

Class M Pass-Through Rates:

On each Distribution Date, the Pass-Through Rate on each class of the Class M Certificates will be a per annum rate equal to the least of (x) for any Distribution Date which occurs prior to the second Distribution Date after the first possible Optional Call Date, One-Month LIBOR plus the related margin for such class, and beginning on the second Distribution Date after the first possible Optional Call Date, One-Month LIBOR plus 1.5 times the related margin for such class, (y) the Net WAC Cap Rate and (z) 14.00% per annum.

Net WAC

Cap Rate: For any Distribution Date, a per annum rate equal to the weighted average of the Net Mortgage Rates of the Mortgage Loans using the Net Mortgage Rates in effect for the scheduled payments due on such Mortgage Loans during the related due period, multiplied by a fraction equal to 30 divided by the actual number of days in the related Interest Accrual Period.

Net Mortgage Rate: With respect to any mortgage loan, the mortgage rate minus (a) the master servicing fee and (b) the sub-servicing fee.

Eligible Master

Servicing Compensation: For any Distribution Date, an amount equal to the lesser of (a) one-twelfth of 0.125% of the stated principal balance of the Mortgage Loans immediately preceding that Distribution Date, and (b) the sum of the master servicing fee payable to the Master Servicer in respect of its master servicing activities and reinvestment income received by the Master Servicer on amounts payable with respect to that Distribution Date with respect to the Mortgage Loans. Excess Cash Flow and any amounts available under the Yield Maintenance Agreement may also be available to cover Prepayment Interest Shortfalls, in each case subject to the priority of distribution set forth under "Excess Cash Flow Distributions.".

Advances: The Master Servicer will advance delinquent principal and interest to the extent the advance is recoverable from future collections on the loan.

Overcollateralization Amount: With respect to any Distribution Date, the excess, if any, of the aggregate stated principal balance of the Mortgage Loans before giving effect to distributions of principal to be made on that Distribution Date, over the aggregate certificate principal balance of the Class A and Class M Certificates, as of such date, before taking into account distributions of principal to be made on that Distribution Date.

Required

Overcollateralization Amount: With respect to any Distribution Date (i) prior to the Stepdown Date, an amount equal to 3.45% of the aggregate stated principal balance of the Mortgage Loans as of the Cut-off Date, (ii) on or after the Stepdown Date provided a Trigger Event is not in effect, the greater of (x) 6.90% of the then current aggregate outstanding principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (y) the Overcollateralization Floor or (iii) on or after the related Stepdown Date if a Trigger Event is in effect, the Required Overcollateralization Amount for the immediately preceding Distribution Date.

Overcollateralization Floor: 0.50% of the aggregate initial principal balance of the Mortgage Loans.

Stepdown Date: The earlier to occur of (i) the Distribution Date immediately succeeding the Distribution Date on which the aggregate certificate principal balance of the Class A Certificates has been reduced to zero or (ii) the later to occur of (x) the Distribution Date in October 2008 and (y) the first Distribution Date on which the Senior Enhancement Percentage is greater than or equal to 47.20%.

Overcollateralization

Increase Amount: With respect to any Distribution Date, an amount equal to the lesser of (i) the sum of (x) available Excess Cash Flow from the Mortgage Loans available for payment of the Overcollateralization Increase Amount on that Distribution Date, and (y) amounts received under the Yield Maintenance Agreement available for payment of the Overcollateralization Increase Amount on that Distribution Date and (ii) the excess, if any, of (x) the Required Overcollateralization Amount for that Distribution Date over (y) the Overcollateralization Amount for that Distribution Date.

Overcollateralization

Reduction Amount: With respect to any Distribution Date for which the Excess Overcollateralization Amount is, or would be, after taking into account all other distributions to be made on that Distribution Date, greater than zero, an amount equal to the lesser of (i) the Excess Overcollateralization Amount for that Distribution Date and (ii) Principal Remittance Amount for that Distribution Date.

Excess Overcollateralization

Amount: With respect to any Distribution Date, the excess, if any, of the Overcollateralization Amount over the Required Overcollateralization Amount.

Excess Cash Flow: For any Distribution Date, the sum of (a) the excess of the available distribution amount over the sum of (x) the interest distribution amount for the Certificates and (y) the Principal Remittance Amount and (b) any Overcollateralization Reduction Amount. Excess Cash Flow and amounts available under the Yield Maintenance Agreement may be used to protect the Certificates against realized losses by making an additional payment of principal up to the amount of the realized losses.

Trigger Event:

(subject to change) A Trigger Event is in effect on any Distribution Date if either (i) the three month average of the related Sixty-Plus Delinquency Percentage, as determined on that Distribution Date and the immediately preceding two Distribution Dates, equals or exceeds [35.80]% of the Senior Enhancement Percentage or (ii) cumulative realized losses on the Mortgage Loans as a percentage of the initial aggregate principal balance of the Mortgage Loans as of the Cut-off Date exceed the following amounts:

Loss Trigger
Months 25-36	[1.65]% in the first month plus an additional 1/12th of [2.05]% for every month thereafter
Months 37-48	[3.70]% in the first month plus an additional 1/12th of [2.05]% for every month thereafter
Months 49-60	[5.75]% in the first month plus an additional 1/12th of [1.70]% for every month thereafter
Months 61-72	[7.45]% in the first month plus an additional 1/12th of [0.90]% for every month thereafter
Months 73 and thereafter	[8.35]%

Sixty-Plus Delinquency

Percentage: With respect to any Distribution Date, the fraction, expressed as a percentage, equal to (x) the aggregate stated principal balance of the Mortgage Loans that are 60 or more days delinquent in payment of principal and interest for that Distribution Date, including Mortgage Loans in bankruptcy that are 60 or more days delinquent, foreclosure or REO, over (y) the aggregate stated principal balance of the Mortgage Loans immediately preceding that Distribution Date.

Senior

Enhancement Percentage: For any Distribution Date, the percentage obtained by dividing (x) the sum of (i) the aggregate certificate principal balance of the Class M Certificates and (ii) the Overcollateralization Amount, in each case prior to the distribution of the aggregate Principal Distribution Amount on such Distribution Date, by (y) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date.

Principal

Distribution Amount: For any Distribution Date, the lesser of (a) the excess of (x) the available distribution amount over (y) the interest distribution amount and (b) the sum of (v) the Principal Remittance Amount for the Mortgage Loans, (w) subsequent recoveries in an amount not to exceed losses previously allocated to any class of Class A or Class M Certificates that remain unreimbursed on that Distribution Date and (x) any available Excess Cash Flow and any amounts available under the Yield Maintenance Agreement to the extent distributable as principal to cover realized losses on the Mortgage Loans and to reach the Required Overcollateralization Amount minus (i) any Overcollateralization Reduction Amounts and (ii) certain other amounts with respect to servicing modifications as set forth in the Pooling and Servicing Agreement.

Class A Principal

Distribution Amount: With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the Principal Distribution Amount for that Distribution Date or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

    the Principal Distribution Amount for that Distribution Date; and

    the excess, if any, of (A) the aggregate certificate principal balance of the Class A Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Subordination Percentage and (2) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (y) the excess, if any, of the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date, over the Overcollateralization Floor.

Principal Remittance

Amount: For any Distribution Date, the sum of the following amounts: (i) the principal portion of all scheduled monthly payments on the Mortgage Loans received or advanced with respect to the related due period; (ii) the principal portion of all proceeds of the repurchase of Mortgage Loans or, in the case of substitution, amounts representing a principal adjustment as required in the pooling and servicing agreement during the preceding calendar month; and (iii) the principal portion of all other unscheduled collections received on the Mortgage Loans during the preceding calendar month including, without limitation, full and partial principal prepayments made by the respective mortgagors, to the extent not distributed in the preceding month but excluding subsequent recoveries.

Interest

Distributions: Distributions to the holders of the Certificates will be made generally as follows:

From the available distribution amount remaining after payment of certain fees and expenses, distribution of accrued and unpaid interest (less any Prepayment Interest Shortfalls not covered by Eligible Master Servicing Compensation or any Relief Act Shortfalls) to the holders of Certificates, in the following order of priority:

      To each class of Class A Certificates, pro-rata, based on the accrued certificate interest accrued thereon;

      To the Class M-1 Certificates;

      To the Class M-2 Certificates;

      To the Class M-3 Certificates;

      To the Class M-4 Certificates;

      To the Class M-5 Certificates;

      To the Class M-6 Certificates;

      To the Class M-7 Certificates;

      To the Class M-8 Certificates;

      To the Class M-9 Certificates; and

      To the Class M-10 Certificates.

Principal Distributions:

The Principal Distribution Amount will be distributed as follows:

      To the Class A Certificates, the Class A Principal Distribution Amount, sequentially to the Class A-1, Class A-2 and Class A-3 Certificates in that order, until the certificate principal balances thereof are reduced to zero;

      To the Class M-1 Certificates, the Class M-1 Principal Distribution Amount, until the certificate principal balance of the Class M-1 Certificates is reduced to zero;

      To the Class M-2 Certificates, the Class M-2 Principal Distribution Amount, until the certificate principal balance of the Class M-2 Certificates is reduced to zero;

      To the Class M-3 Certificates, the Class M-3 Principal Distribution Amount, until the certificate principal balance of the Class M-3 Certificates is reduced to zero;

      To the Class M-4 Certificates, the Class M-4 Principal Distribution Amount, until the certificate principal balance of the Class M-4 Certificates is reduced to zero;

      To the Class M-5 Certificates, the Class M-5 Principal Distribution Amount, until the certificate principal balance of the Class M-5 Certificates is reduced to zero;

      To the Class M-6 Certificates, the Class M-6 Principal Distribution Amount, until the certificate principal balance of the Class M-6 Certificates is reduced to zero;

      To the Class M-7 Certificates, the Class M-7 Principal Distribution Amount, until the certificate principal balance of the Class M-7 Certificates is reduced to zero;

      To the Class M-8 Certificates, the Class M-8 Principal Distribution Amount, until the certificate principal balance of the Class M-8 Certificates is reduced to zero;

      To the Class M-9 Certificates, the Class M-9 Principal Distribution Amount, until the certificate principal balance of the Class M-9 Certificates is reduced to zero: and

      To the Class M-10 Certificates, the Class M-10 Principal Distribution Amount, until the certificate principal balance of the Class M-10 Certificates is reduced to zero.

Class M-1 Principal

Distribution Amount: With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

    the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount; and

    the excess, if any, of (A) the sum of (1) the aggregate certificate principal balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount for that Distribution Date) and (2) the certificate principal balance of the Class M-1 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Subordination Percentage and (2) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (y) the excess, if any, of the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date, over the Overcollateralization Floor.

Class M-2 Principal

Distribution Amount: With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A and Class M-1 Principal Distribution Amounts or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

    the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A and Class M-1 Principal Distribution Amounts; and

    the excess, if any, of (A) the sum of (1) the aggregate certificate principal balance of the Class A and Class M-1 Certificates (after taking into account the payment of the Class A and Class M-1 Principal Distribution Amounts for that Distribution Date) and (2) the certificate principal balance of the Class M-2 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Subordination Percentage and (2) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (y) the excess, if any, of the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date, over the Overcollateralization Floor.

Class M-3 Principal

Distribution Amount: With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A, Class M-1 and Class M-2 Principal Distribution Amounts or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

    the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A, Class M-1 and Class M-2 Principal Distribution Amounts; and

    the excess, if any, of (A) the sum of (1) the aggregate certificate principal balance of the Class A, Class M-1 and Class M-2 Certificates (after taking into account the payment of the Class A, Class M-1 and Class M-2 Principal Distribution Amounts for that Distribution Date) and (2) the certificate principal balance of the Class M-3 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Subordination Percentage and (2) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (y) the excess, if any, of the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date, over the Overcollateralization Floor.

Class M-4 Principal

Distribution Amount: With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A, Class M-1, Class M-2 and Class M-3 Principal Distribution Amounts or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

    the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A, Class M-1, Class M-2 and Class M-3 Principal Distribution Amounts; and

    the excess, if any, of (A) the sum of (1) the aggregate certificate principal balance of the Class A, Class M-1, Class M-2 and Class M-3 Certificates (after taking into account the payment of the Class A, Class M-1, Class M-2 and Class M-3 Principal Distribution Amounts for that Distribution Date) and (2) the certificate principal balance of the Class M-4 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Subordination Percentage and (2) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (y) the excess, if any, of the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date, over the Overcollateralization Floor.

Class M-5 Principal

Distribution Amount: With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A, Class M-1, Class M-2, Class M-3 and Class M-4 Principal Distribution Amounts or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

    the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A, Class M-1, Class M-2, Class M-3 and Class M-4 Principal Distribution Amounts; and

    the excess, if any, of (A) the sum of (1) the aggregate certificate principal balance of the Class A, Class M-1, Class M-2, Class M-3 and Class M-4 Certificates (after taking into account the payment of the Class A, Class M-1, Class M-2, Class M-3 and Class M-4 Principal Distribution Amounts for that Distribution Date) and (2) the certificate principal balance of the Class M-5 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Subordination Percentage and (2) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (y) the excess, if any, of the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date, over the Overcollateralization Floor.

Class M-6 Principal

Distribution Amount: With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A, Class M-1, Class M-2, Class M-3, Class M-4 and Class M-5 Principal Distribution Amounts or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

    the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A, Class M-1, Class M-2, Class M-3, Class M-4 and Class M-5 Principal Distribution Amounts; and

    the excess, if any, of (A) the sum of (1) the aggregate certificate principal balance of the Class A, Class M-1, Class M-2, Class M-3, Class M-4 and Class M-5 Certificates (after taking into account the payment of the Class A, Class M-1, Class M-2, Class M-3, Class M-4 and Class M-5 Principal Distribution Amount for that Distribution Date) and (2) the certificate principal balance of the Class M-6 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Subordination Percentage and (2) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (y) the excess, if any, of the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date, over the Overcollateralization Floor.

Class M-7 Principal

Distribution Amount: With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 Principal Distribution Amounts or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

    the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 Principal Distribution Amounts; and

    the excess, if any, of (A) the sum of (1) the aggregate certificate principal balance of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 Certificates (after taking into account the payment of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 Principal Distribution Amounts for that Distribution Date) and (2) the certificate principal balance of the Class M-7 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Subordination Percentage and (2) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (y) the excess, if any, of the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date, over the Overcollateralization Floor.

Class M-8 Principal

Distribution Amount: With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6 and Class M-7 Principal Distribution Amounts or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

    the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6 and Class M-7 Principal Distribution Amounts; and

    the excess, if any, of (A) the sum of (1) the aggregate certificate principal balance of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6 and Class M-7 Certificates (after taking into account the payment of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6 and Class M-7 Principal Distribution Amounts for that Distribution Date) and (2) the certificate principal balance of the Class M-8 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Subordination Percentage and (2) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (y) the excess, if any, of the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date, over the Overcollateralization Floor.

Class M-9 Principal

Distribution Amount: With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7 and Class M-8 Principal Distribution Amounts or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

    the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7 and Class M-8 Principal Distribution Amounts; and

    the excess, if any, of (A) the sum of (1) the aggregate certificate principal balance of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7 and Class M-8 Certificates (after taking into account the payment of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7 and Class M-8 Principal Distribution Amounts for that Distribution Date) and (2) the certificate principal balance of the Class M-9 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Subordination Percentage and (2) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (y) the excess, if any, of the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date, over the Overcollateralization Floor.

Class M-10 Principal

Distribution Amount: With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class M-9 Principal Distribution Amounts or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

    the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class M-9 Principal Distribution Amounts; and

    the excess, if any, of (A) the sum of (1) the aggregate certificate principal balance of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class M-9 Certificates (after taking into account the payment of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class M-9 Principal Distribution Amounts for that Distribution Date) and (2) the certificate principal balance of the Class M-10 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Subordination Percentage and (2) the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (y) the excess, if any, of the aggregate stated principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date, over the Overcollateralization Floor.

Subordination

Percentage: As to any class of Class A or Class M Certificates, the respective approximate percentage set forth below:

Class	Expected rating (S&P / Moody's)	Subordination %

Class A	AAA/Aaa	52.80%
Class M-1	AA+Aa1	60.70%
Class M-2	AA+/Aa2	67.90%
Class M-3	AA/Aa3	72.40%
Class M-4	AA-/A1	76.00%
Class M-5	A+/A2	79.50%
Class M-6	A/A3	82.60%
Class M-7	A-/Baa1	85.90%
Class M-8	BBB+/Baa2	88.30%
Class M-9	BBB/Baa3	90.80%
Class M-10	BBB-/Ba1	93.10%

Subsequent Recoveries: Subsequent recoveries, net of reimbursable expenses, with respect to Mortgage Loans that have been previously liquidated and that have resulted in a realized loss.

Allocation of Losses: Any realized losses will be allocated or covered as follows:

      By Excess Cash Flow for the related Distribution Date;

      By any amounts available from the Yield Maintenance Agreement for the related Distribution Date;

      To the overcollateralization, until reduced to zero (as further described in the prospectus supplement);

      To the Class M-10 Certificates, until reduced to zero;

      To the Class M-9 Certificates, until reduced to zero;

      To the Class M-8 Certificates, until reduced to zero;

      To the Class M-7 Certificates, until reduced to zero;

      To the Class M-6 Certificates, until reduced to zero;

      To the Class M-5 Certificates, until reduced to zero;

      To the Class M-4 Certificates, until reduced to zero;

      To the Class M-3 Certificates, until reduced to zero;

      To the Class M-2 Certificates, until reduced to zero;

      To the Class M-1 Certificates, until reduced to zero; and

      To the Class A Certificates, on a pro-rata basis; until reduced to zero.

Prospectus: The Offered Certificates will be offered pursuant to a Prospectus which includes a Prospectus Supplement (together, the "Prospectus"). Additional information with respect to the Offered Certificates and the Mortgage Loans is contained in the Prospectus. The foregoing is qualified in its entirety by the information appearing in the Prospectus.

Yield Maintenance Agreement

[Subject to Change]

On the Closing Date, the Trustee will enter into a Yield Maintenance Agreement with [ ] (the "Counterparty") for the benefit of the Offered Certificates. On each Distribution Date, payments under the Yield Maintenance Agreement will be made based on (i) an amount equal to the lesser of (a) the notional amount set forth in the table below and (b) the outstanding certificate principal balance of the Offered Certificates immediately preceding that Distribution Date. In exchange for a fixed payment on the Closing Date, the Counterparty will be obligated to make monthly payments to the Trustee when one-month LIBOR exceeds the strike rate of [3.75%] beginning with the Distribution Date in October 2005. The Yield Maintenance Agreement will terminate after the Distribution Date in September 2008.

Period	Notional Balance ($)
1	716,753,000.00
2	711,629,872.46
3	704,036,373.53
4	693,952,254.63
5	681,370,518.88
6	666,306,929.62
7	648,801,200.32
8	628,931,105.58
9	606,808,558.18
10	582,808,746.19
11	557,506,236.91
12	531,016,409.01
13	505,746,531.74
14	481,639,647.45
15	458,641,487.21
16	436,700,342.71
17	415,766,944.46
18	395,794,345.75
19	376,737,812.11
20	358,554,716.22
21	341,204,437.67
22	324,648,267.65
23	294,243,257.74
24	266,880,312.63
25	242,287,778.40
26	220,117,785.17
27	200,114,720.66
28	188,667,205.82
29	177,830,072.48
30	167,569,321.80
31	157,852,907.07
32	148,650,619.46
33	148,650,619.46
34	147,234,482.85
35	139,981,304.67
36	133,107,837.44

Any amounts payable under the Yield Maintenance Agreement on each Distribution Date will be distributed pursuant to clauses (2) through (8) of "Excess Cash Flow Distributions, " and in that order, to the extent that Excess Cash Flow is insufficient therefor on such Distribution Date and any remaining amounts will be distributed to the holders of the Class SB Certificates as more fully described in the pooling and servicing agreement.

Net WAC Schedule

[Subject to Change]

Period	Net WAC Rate % (1, 2)	Effective Rate % (1, 3)	Period	Net WAC Rate % (1, 2)	Effective Rate % (1, 3)
1	7.42	23.64	39	10.27	10.27
2	6.23	22.41	40	9.93	9.93
3	6.43	22.56	41	9.93	9.93
4	6.23	22.27	42	11.84	11.84
5	6.23	22.17	43	10.68	10.68
6	6.89	22.72	44	11.03	11.03
7	6.23	21.90	45	10.66	10.66
8	6.43	21.93	46	11.01	11.01
9	6.22	21.52	47	10.64	10.64
10	6.43	21.50	48	10.74	10.74
11	6.23	21.04	49	11.09	11.09
12	6.23	20.78	50	10.72	10.72
13	6.43	20.73	51	11.06	11.06
14	6.23	20.26	52	10.70	10.70
15	6.43	20.21	53	10.68	10.68
16	6.23	19.76	54	11.94	11.94
17	6.23	19.51	55	10.77	10.77
18	6.90	19.94	56	11.12	11.12
19	6.23	19.03	57	10.75	10.75
20	6.44	19.00	58	11.09	11.09
21	6.23	18.56	59	10.72	10.72
22	6.44	18.54	60	10.71	10.71
23	6.23	17.84	61	11.05	11.05
24	8.33	19.47	62	10.68	10.68
25	8.60	19.30	63	11.03	11.03
26	8.32	18.60	64	10.66	10.66
27	8.58	18.47	65	10.64	10.64
28	8.30	17.98	66	11.77	11.77
29	8.30	17.76	67	10.62	10.62
30	9.60	18.85	68	10.96	10.96
31	8.98	18.01	69	10.59	10.59
32	9.27	18.10	70	10.93	10.93
33	8.96	18.13	71	10.57	10.57
34	9.26	18.68	72	10.55	10.55
35	8.95	18.25	73	10.89	10.89
36	9.97	19.15
37	10.29	10.29
38	9.95	9.95

Notes:

(1) Assumes all index values remain constant at 20.00%, the optional termination is exercised and no losses are applied to the Mortgage Loans.

(2) The "Net WAC Rate" is a per annum rate equal to the product of (i) 30 divided by the actual number of days in the Interest Accrual Period of the Certificates and (ii) the weighted average Net Mortgage Rate of the Mortgage Loans.

(3) The effective available funds cap rate (the "Effective Rate") is the Net WAC Rate, plus any payments from the Yield Maintenance Agreement, divided by the aggregate certificate principal balance of the Class A and Class M Certificates multiplied by 360 divided by actual number of days.

Class A Sensitivity Analysis

To 10% Call

Prepayment Assumptions	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC
Class A-I-1
Avg. Life (yrs)	13.04	1.59	1.21	1.00	0.86	0.76
Principal Window	1 - 241	1 - 34	1 - 25	1 - 21	1 - 17	1 - 15
Principal Window Months	241	34	25	21	17	15
Class A-I-2
Avg. Life (yrs)	24.79	6.35	4.26	2.99	2.06	1.77
Principal Window	241 - 346	34 - 148	25 - 99	21 - 73	17 - 35	15 - 28
Principal Window Months	106	115	75	53	19	14
Class A-I-3
Avg. Life (yrs)	28.82	12.32	8.24	6.07	3.18	2.37
Principal Window	346 - 346	148 - 148	99 - 99	73 - 73	35 - 56	28 - 29
Principal Window Months	1	1	1	1	22	2

Class A Sensitivity Analysis

To Maturity

Prepayment Assumptions	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC
Class A-I-1
Avg. Life (yrs)	13.04	1.59	1.21	1.00	0.86	0.76
Principal Window	1 - 241	1 - 34	1 - 25	1 - 21	1 - 17	1 - 15
Principal Window Months	241	34	25	21	17	15
Class A-I-2
Avg. Life (yrs)	24.82	6.52	4.38	3.08	2.06	1.77
Principal Window	241 - 354	34 - 204	25 - 139	21 - 102	17 - 35	15 - 28
Principal Window Months	114	171	115	82	19	14
Class A-I-3
Avg. Life (yrs)	29.72	20.48	14.40	10.67	3.93	2.37
Principal Window	354 - 359	204 - 300	139 - 223	102 - 167	35 - 130	28 - 29
Principal Window Months	6	97	85	66	96	2

Class M Sensitivity Analysis

To 10% Call

Prepayment Assumptions	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC
Class M-I-1
Avg. Life (yrs)	26.65	8.20	5.53	4.73	4.66	3.65
Principal Window	275 - 346	49 - 148	39 - 99	47 - 73	56 - 56	29 - 45
Principal Window Months	72	100	61	27	1	17
Class M-I-2
Avg. Life (yrs)	26.65	8.20	5.52	4.53	4.63	3.73
Principal Window	275 - 346	49 - 148	38 - 99	44 - 73	53 - 56	43 - 45
Principal Window Months	72	100	62	30	4	3
Class M-I-3
Avg. Life (yrs)	26.65	8.20	5.52	4.44	4.33	3.51
Principal Window	275 - 346	49 - 148	38 - 99	42 - 73	49 - 56	40 - 45
Principal Window Months	72	100	62	32	8	6
Class M-I-4
Avg. Life (yrs)	26.65	8.20	5.52	4.39	4.12	3.33
Principal Window	275 - 346	49 - 148	38 - 99	41 - 73	46 - 56	37 - 45
Principal Window Months	72	100	62	33	11	9
Class M-I-5
Avg. Life (yrs)	26.65	8.20	5.51	4.35	3.98	3.21
Principal Window	275 - 346	49 - 148	37 - 99	40 - 73	44 - 56	36 - 45
Principal Window Months	72	100	63	34	13	10
Class M-I-6
Avg. Life (yrs)	26.65	8.20	5.51	4.33	3.88	3.13
Principal Window	275 - 346	49 - 148	37 - 99	40 - 73	42 - 56	34 - 45
Principal Window Months	72	100	63	34	15	12
Class M-I-7
Avg. Life (yrs)	26.65	8.20	5.51	4.30	3.80	3.06
Principal Window	275 - 346	49 - 148	37 - 99	39 - 73	41 - 56	33 - 45
Principal Window Months	72	100	63	35	16	13
Class M-I-8
Avg. Life (yrs)	26.65	8.21	5.51	4.29	3.74	3.01
Principal Window	275 - 346	49 - 148	37 - 99	38 - 73	40 - 56	32 - 45
Principal Window Months	72	100	63	36	17	14
Class M-I-9
Avg. Life (yrs)	26.65	8.21	5.51	4.26	3.70	2.97
Principal Window	275 - 346	49 - 148	37 - 99	38 - 73	39 - 56	32 - 45
Principal Window Months	72	100	63	36	18	14
Class M-I-10
Avg. Life (yrs)	26.65	8.20	5.51	4.26	3.66	2.93
Principal Window	275 - 346	49 - 148	37 - 99	38 - 73	38 - 56	31 - 45
Principal Window Months	72	100	63	36	19	15

Class M Sensitivity Analysis

To Maturity

Prepayment Assumptions	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC
Class M-I-1
Avg. Life (yrs)	26.76	9.05	6.14	5.18	6.98	5.68
Principal Window	275 - 358	49 - 270	39 - 192	47 - 143	65 - 119	29 - 105
Principal Window Months	84	222	154	97	55	77
Class M-I-2
Avg. Life (yrs)	26.76	9.03	6.12	4.98	5.16	4.21
Principal Window	275 - 358	49 - 261	38 - 185	44 - 137	53 - 106	43 - 85
Principal Window Months	84	213	148	94	54	43
Class M-I-3
Avg. Life (yrs)	26.76	9.00	6.10	4.87	4.66	3.77
Principal Window	275 - 357	49 - 252	38 - 176	42 - 131	49 - 101	40 - 81
Principal Window Months	83	204	139	90	53	42
Class M-I-4
Avg. Life (yrs)	26.76	8.98	6.08	4.80	4.44	3.58
Principal Window	275 - 357	49 - 244	38 - 170	41 - 126	46 - 97	37 - 77
Principal Window Months	83	196	133	86	52	41
Class M-I-5
Avg. Life (yrs)	26.75	8.95	6.05	4.75	4.29	3.45
Principal Window	275 - 357	49 - 237	37 - 164	40 - 121	44 - 94	36 - 75
Principal Window Months	83	189	128	82	51	40
Class M-I-6
Avg. Life (yrs)	26.75	8.92	6.02	4.70	4.18	3.35
Principal Window	275 - 356	49 - 229	37 - 158	40 - 116	42 - 90	34 - 72
Principal Window Months	82	181	122	77	49	39
Class M-I-7
Avg. Life (yrs)	26.75	8.87	5.99	4.64	4.07	3.26
Principal Window	275 - 355	49 - 220	37 - 151	39 - 111	41 - 86	33 - 68
Principal Window Months	81	172	115	73	46	36
Class M-I-8
Avg. Life (yrs)	26.74	8.81	5.94	4.60	3.99	3.20
Principal Window	275 - 355	49 - 208	37 - 142	38 - 105	40 - 81	32 - 64
Principal Window Months	81	160	106	68	42	33
Class M-I-9
Avg. Life (yrs)	26.73	8.72	5.87	4.53	3.90	3.12
Principal Window	275 - 354	49 - 198	37 - 135	38 - 99	39 - 76	32 - 61
Principal Window Months	80	150	99	62	38	30
Class M-I-10
Avg. Life (yrs)	26.72	8.58	5.77	4.45	3.81	3.04
Principal Window	275 - 352	49 - 184	37 - 125	38 - 92	38 - 71	31 - 56
Principal Window Months	78	136	89	55	34	26

Rating Agency Contacts
	name	phone extension
Moody's:	Tim Gildner	(212) 553-2919
S&P:	Rasool E. Alizadeh	(212) 438-3136